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                                                                    Exhibit 10.2
                                AGENCY AGREEMENT


June 24 1999

Delano Technology Corporation
40 West Wilmot Street
Richmond Hill, Ontario
L4B 1H8

Attention:  Mr. John Foresi, President and Chief Executive Officer

Dear Sir:

The undersigned, Griffiths McBurney & Partners ("GMP"), First Marathon Securities Limited ("FM") and Charles Schwab Canada Co. ("CS") (collectively, the "Agents"), understand that Delano Technology Corporation (the "Company") proposes to create, issue and sell up to a maximum of 4,326,924 special warrants (the "Special Warrants") of the Company (the "Offering") at a price of $5.20 per Special Warrant (the "Offering Price"). Upon and subject to the terms and conditions set forth herein, the Company hereby appoints the Agents to act as the Company's exclusive agents to effect the sale of the Special Warrants for an aggregate purchase price of $22,500,004.80 and the Agents hereby agree to act as the agents of the Company for such purposes and to effect such sale of the Special Warrants on the Company's behalf on a best efforts basis only to persons resident in the Qualifying Provinces (as hereinafter defined) (or in those jurisdictions outside of Canada where the Special Warrants may be lawfully sold provided that such purchase transactions do not give rise to a prospectus, registration statement or similar filing or continuous disclosure obligations on behalf of the Company) pursuant to the terms and conditions hereof. It is understood and agreed that the Agents are under no obligation to purchase any of the Special Warrants, although the Agents may subscribe for Special Warrants if they so desire.

Subject to the provisions hereof and of the special warrant indenture (the "Special Warrant Indenture") to be entered into between the Company and The Trust Company of Bank of Montreal, as warrant agent, the Special Warrants shall be exercisable by the holders thereof at any time prior to the Expiry Date (as hereinafter defined) and will be automatically exercised (without further act on the part of the holder) at 5:00 p.m. (Toronto time) on the earlier of the following dates (which date is hereinafter referred to as the "Expiry Date"):
(i) the fifth business day after the date on which a receipt has been issued by the last of the Securities Regulators (as hereinafter defined) in each Qualifying Province in which Purchasers of Special Warrants are resident for the Final Prospectus (as hereinafter defined) qualifying the distribution of the Class C Preferred Shares (the "Class C Shares") or common shares (the "Common Shares") of the Company, as the case may be (the "Underlying Shares"), to be issued upon exercise of the Special Warrants; and (ii) the date which is 12 months after the Closing Date (as hereinafter defined) (subject to the rights of the individual holders of the Special Warrants to exercise such Special Warrants at any time prior to the Expiry Date provided that exemptions are available to


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permit such exercise in compliance with the Canadian Securities Laws (as hereinafter defined). The specific attributes of the Special Warrants shall be set forth in the Special Warrant Indenture, which shall provide, among other things, that the holders of Special Warrants shall be entitled to receive, upon the exercise thereof and without payment of any consideration in addition to the purchase price therefor, one Underlying Share for each Special Warrant held.

The Special Warrants shall be exchangeable for Class C Shares unless all of the issued and outstanding Class A Preferred shares and Class B Preferred shares of the Corporation have been converted into Common Shares in accordance with their terms, in which case each Special Warrant shall be exchangeable for that number of Common Shares as is equal to the number of Common Shares each Class C Share may be converted into in accordance with the articles of the Corporation, as amended.

The purchase of the Special Warrants shall take place at a closing to be held on June 24, 1999 or such other dates as the Agents and the Company may agree (the "Closing Date") at 10:00 a.m. (Toronto time) or such other time as the Agents and the Company may agree (the "Closing Time").

The Company shall use its commercially reasonable best efforts to prepare and file, in accordance herewith and subject to the terms hereof, the Preliminary Prospectus (as hereinafter defined) and the Final Prospectus in order to qualify the Underlying Shares issuable on the exercise of the Special Warrants for distribution in each of the Qualifying Provinces.

In consideration of the services to be rendered and the costs to be borne by the Agents in connection with the purchase and sale of the Special Warrants, including assisting in the preparation of the Prospectus and all other matters in connection with the issue and sale of the Special Warrants and the issue of the Underlying Shares, the Company shall pay to the Agents a fee equal to 6.0% of the gross proceeds realized by the Company in respect of the sale of the Special Warrants, being a fee of $0.312 per Special Warrant (the "Commission"). The obligation of the Company to pay the Commission shall arise at the Closing Time (as hereinafter defined) and the Commission shall be fully earned and payment to the Agents of the Commission and the Agents' out-of-pocket, including legal, expenses shall be made by the Company at that time. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to pay the Agents the Commission in respect of any Special Warrants purchased by XDL Delano Holdings Inc. ("XDL") and the group of firms or individuals associated with XDL (collectively, the "XDL Associates"). If receipts for the Final Prospectus qualifying the Underlying Shares to be issued upon exercise of the Special Warrants sold to the XDL Associates are issued by securities regulatory authorities in the Qualifying Provinces, the Company shall pay a fee of 2% of the gross proceeds of the Special Warrants sold to the XDL Associates by the Agents (but no fee shall be payable in connection with the Special Warrants sold to XDL). Such fee shall be payable on the date the first of such receipts is issued, but shall only be payable if GMP has executed the underwriter's certificate in the Final Prospectus.





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The Company and each of the Agents agree that all offers and sales of Special
Warrants to U.S. Persons or persons within the United States (as such terms are defined in paragraph 20 hereof) shall be made in accordance with paragraph 20 hereof.

                                  DEFINITIONS

In this Agreement, in addition to the terms defined above, the following terms shall have the following meanings:

"AGENTS" means collectively and individually, Griffiths McBurney & Partners, First Marathon Securities Limited and Charles Schwab Canada Co., and "AGENT" means one of them;

"AGREEMENT" means the agreement resulting from the acceptance by the Company of the offer made by the Agents in this letter;

"BUSINESS DAY" means a day which is not a Saturday, Sunday or statutory or civic holiday in the City of Toronto;

"CANADIAN SECURITIES LAWS" means all applicable securities laws in each of the Qualifying Provinces and the respective regulations and rules made thereunder, together with applicable published fee schedules, prescribed forms, policy statements, orders, blanket rulings and other regulatory instruments of the securities regulatory authorities in such provinces;

"CLAIM" has the meaning ascribed thereto in subparagraph 14(b);

"CLASS C SHARES" means the Class C Preferred Shares in the capital of the Company,

"CLOSING DATE" means June 24, 1999 or such earlier or later date as the Agents and the Company may in writing agree;

"CLOSING TIME" means 10:00 a.m. (Toronto time) on the Closing Date or such other time on the Closing Date as the Company and the Agents may agree;

"COMMON SHARE"  means the common shares in the capital of the Company;

"COMPANY'S AUDITORS" means PriceWaterhouseCoopers, Chartered Accountants, or such other firm of chartered accountants as the Company may from time to time appoint as auditors of the Company;

"FINAL PROSPECTUS" has the meaning ascribed thereto in subparagraph 2(b);

"FINANCIAL INFORMATION" means the Company's unaudited financial statements as at and for the fiscal year ended March 31, 1999 together with the notes thereto and any other financial statements or information to be contained in the Preliminary Prospectus or Final Prospectus;







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"INDEMNIFIED PARTY" has the meaning ascribed to it in subparagraph 14(b);

"MISREPRESENTATION", "MATERIAL FACT", "MATERIAL CHANGE", "PERSON", "SUBSIDIARY", "AFFILIATE", "ASSOCIATE", and "DISTRIBUTION" have the respective meanings ascribed thereto in the Securities Act (Ontario);

"PRELIMINARY PROSPECTUS" has the meaning ascribed thereto in subparagraph
2(a);

"PROSPECTUS" means, collectively, the Preliminary Prospectus and the Final Prospectus;

"PURCHASERS" means the persons (which may include the Agents) who as purchasers acquire Special Warrants by duly completing, executing and delivering a Subscription Agreement;

"QUALIFICATION DATE" means the date upon which a receipt has been issued by the last of the Securities Regulators in each Qualifying Province in which Purchasers are resident for the Final Prospectus qualifying the distribution of the Underlying Shares;

"QUALIFICATION DEADLINE" has the meaning ascribed thereto in paragraph 3;

"QUALIFICATION DEFAULT" has the meaning ascribed thereto in paragraph 3;

"QUALIFYING PROVINCES" means the Provinces of Canada in which Purchasers who acquire Special Warrants at the Special Warrant Closing are resident on the Closing Date;

"RESTRICTED SECURITIES" means securities the purchase or resale of which is restricted or limited by means of an undertaking, agreement or statute by or in respect of the purchaser of such securities;

"RIGHTS AGREEMENT" has the meaning ascribed thereto in subparagraph
6(b)(x);

"SHAREHOLDERS AGREEMENT" means the amended and restated shareholders agreement of the Company dated as of January 27, 1999;

"SPECIAL WARRANT CLOSING" means the completion of the issue and sale by the Company of the Special Warrants offered hereunder and the purchase by the Purchasers of the Special Warrants pursuant to the Subscription Agreements;

"SPECIAL WARRANT INDENTURE" means a special warrant indenture to be dated as of the Closing Date between the Company and The Trust Company of Bank of Montreal, as trustee and special warrant agent (in such capacity, the "WARRANT AGENT"), providing for the issue of the Special Warrants and in a form to be agreed upon between the Company and the Agents, each acting reasonably;

"SUBSCRIPTION AGREEMENT" means a subscription agreement in the form agreed upon by the Agents and the Company pursuant to which Purchasers agree to subscribe for and purchase the






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Special Warrants herein contemplated and shall include, for greater certainty, all schedules thereto;

"SUBSIDIARY" has the meaning ascribed thereto in the Business Corporations Act (Ontario);

"SUPPLEMENTARY MATERIAL" has the meaning ascribed thereto in subparagraph
4(b);

"TIME OF EXPIRY" means 5:00 p.m. (Toronto time) on the Expiry Date;

"TO THE BEST OF ITS KNOWLEDGE, INFORMATION AND BELIEF", with respect to any party, means that no information has come to such party's attention which has given such party actual knowledge of the facts or circumstances referred to. However, such party has not undertaken any special or independent investigation to determine the existence or absence of such facts or circumstances; and

"UNDERLYING SHARES" means the Class C Shares or Common Shares, as the case may be, issuable on exercise of the Special Warrants.



                              TERMS AND CONDITIONS
1. (a) SALE ON EXEMPT BASIS. The Agents shall offer for sale on behalf of the Company the Special Warrants:

            (i)  in the Qualifying Provinces and foreign
                 jurisdictions, as agreed to by the Company, acting reasonably in compliance with all applicable Canadian Securities Laws and the applicable securities laws of such other jurisdictions; and

            (ii) only to such Purchasers and in such manner so
                 that, pursuant to the provisions of applicable Canadian Securities Laws or the securities laws of such other jurisdictions, no prospectus, offering memorandum or other similar document need be filed or delivered in connection therewith and no continuous disclosure obligations arise on behalf of the Company.

     (b) COMPANY FILINGS. The Company undertakes to file or cause to be filed all forms or undertakings required to be filed by the Company in connection with the purchase and sale of the Special Warrants so that the distribution of the Special Warrants may lawfully occur without the necessity of filing a prospectus or an offering memorandum in the Qualifying Provinces (but on terms that will permit the Underlying Shares acquired by the Purchasers in the Qualifying Provinces to be sold by such Purchasers at any time in the Qualifying Provinces subject to applicable Canadian Securities Laws), and the Agents undertake to use their commercially reasonable best efforts to cause Purchasers of Special Warrants to complete any forms required by Canadian Securities Laws. All fees payable in connection with such filings shall be at the






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expense of the Company.  No provision of this Agreement shall be construed to require the Company to register or qualify Underlying Shares for resale under United States federal or state securities laws.

     (c) NO OFFERING MEMORANDUM. None of the Company nor the Agents shall (i) provide to prospective purchasers any document or other material that would constitute an offering memorandum within the meaning of Canadian Securities Laws; or (ii) cause the sale of the Special Warrants to be advertised in printed, public media, radio, television or telecommunications, including electronic display.

2. (a) PRELIMINARY PROSPECTUS. The Company shall use its commercially reasonable best efforts from the date hereof until December 15, 1999 and from June 15, 2000 going forward, to prepare and file and use all commercially reasonable efforts to obtain receipts for a preliminary prospectus (the "Preliminary Prospectus") in form and substance satisfactory to the Company and the Agents, each acting reasonably, and other related documents relating to the proposed distribution of the Underlying Shares under applicable Canadian Securities Laws of each of the Qualifying Provinces and promptly resolve all comments received or deficiencies raised by the Securities Regulators.

     (b) FINAL PROSPECTUS. The Company shall, as soon as practicable after all comments of the Securities Commissions have been satisfied with respect to the Preliminary Prospectus, prepare, file and use all commercially reasonable best efforts to obtain receipts therefor under applicable Canadian Securities Laws, a (final) prospectus in form and substance satisfactory to the Company and the Agents (the "Final Prospectus"), each acting reasonably, and fulfil and comply with, to the satisfaction of the Agents' counsel, acting reasonably, all applicable Canadian Securities Laws to be fulfilled or complied with by the Company to enable the Underlying Shares to be lawfully distributed to the public or the Agents (as the case may be) in the Qualifying Provinces in connection with the exercise of the Special Warrants through the Agents or any other investment dealer or broker registered as such in the Qualifying Provinces in compliance with Canadian Securities Laws.

3. ADDITIONAL RIGHTS AND PROTECTION TO THE PURCHASERS. The Company recognizes that it is fundamental to Purchasers of the Special Warrants that the distribution of Underlying Shares be qualified under a prospectus in the Qualifying Provinces within the time periods contemplated by this Agreement so that the Underlying Shares will be freely tradeable in such Qualifying
Provinces without the necessity of the holder thereof filing a prospectus or effecting the trade in a manner which falls within one of the various prospectus exemptions under applicable Canadian Securities Laws (unless such a trade is a "distribution" by virtue of subparagraph (c) of the definition thereof set forth in the Securities Act (Ontario) or similar legislation). The Company acknowledges that it is for this reason that the Company has agreed to use its commercially reasonable best efforts to ensure that the Preliminary Prospectus and the Final Prospectus are to be filed with all relevant securities regulatory authorities in the Qualifying Provinces and receipts are to be obtained therefor within the time periods contemplated by this Agreement. Accordingly, if a Qualification Date has not occurred in a Qualifying
Province on or before December 15, 1999 (the "Qualification Deadline"), the Special Warrants exercised after the






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Qualification Deadline shall entitle such holders resident in such Qualifying
Province to receive 1.1 Underlying Shares (in lieu of one Underlying Share) without payment of any additional consideration for each Special Warrant held. Unless exercised earlier by the Purchaser thereof, the Special Warrants will be and will be deemed to have been exercised immediately prior to 5:00 p.m. (Toronto time) on the earlier of: (i) the fifth Business Day after the Qualification Date; and (ii) the date which is twelve months after the Closing Date.

4. (a) DELIVERIES AT TIME OF FILING. The Company shall deliver to the Agents contemporaneously with or prior to the filing with the Securities Regulators of the Preliminary Prospectus or the Final Prospectus, as the case may be:

      (i) an executed copy of the Preliminary Prospectus or the Final Prospectus, as the case may be;

     (ii) executed copies of any other document required to be filed by the Company at such time under the laws of each of the Qualifying Provinces in compliance with Canadian Securities Laws applicable therein; and

    (iii) (iii) in the case of the Final Prospectus, a letter of the Company's Auditors dated the date of the Final Prospectus addressed to the Agents and the board of directors of the Company, in form and substance satisfactory to the Agents, with respect to certain financial and accounting information relating to the Company in the Final Prospectus and which shall be based on procedures carried out by the Company's Auditors to a date not more than two Business Days prior to the date of the Final Prospectus and which letter shall be in addition to the Company's Auditors' report contained in the Final Prospectus.

     (b) SUPPLEMENTARY MATERIAL. The Company shall also prepare and deliver promptly to the Agents duly signed copies of all amended or supplementary prospectuses or supplemental statements and related documents required to be filed by the Company under the laws of any Qualifying Province or by Canadian Securities Laws and of any amendment to the Preliminary Prospectus or the Final Prospectus or other document required to be filed under paragraph 7 of this Agreement (collectively, the "Supplementary Material"). The Preliminary Prospectus, the Final Prospectus and the Supplementary Material shall be in form and substance satisfactory to the Agents, acting reasonably.

     (c) COPIES. The Company shall cause copies of the Preliminary Prospectus and the Final Prospectus in the English language and, if required, French language, to be delivered to the Agents without charge, in such numbers and in such cities in the Qualifying Provinces as the Agents may reasonably request. Such delivery shall be effected as soon as practicable and, in any event, on or before a date two Business Days after the filing thereof with the Securities Regulators of the Qualifying Provinces. The Company shall similarly cause to be delivered copies of any Supplementary Material. The Agents shall cause to be delivered to holders of Special Warrants copies of the Final Prospectus and any required Supplementary Materials.







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5.   REPRESENTATION AS TO PROSPECTUS AND SUPPLEMENTARY MATERIAL. Delivery of the
Prospectus and any Supplementary Material shall constitute a representation and warranty by the Company to the Agents, the Purchasers and their permitted assigns that all information and statements (except information and statements relating solely to or provided solely by the Agents) contained in the Prospectus and Supplementary Material are true and correct in all material respects at the time of delivery thereof and contain no misrepresentations and constitute full, true and plain disclosure of all material facts relating to the Company and the Underlying Shares and that no material fact or information has been omitted therefrom (except facts or information relating solely to the Agents) which is required to be stated therein or is necessary to make the statements or information contained therein not misleading in light of the circumstances under which they were made. Such delivery shall also constitute the Company's consent to the Agents' use of the Preliminary Prospectus, Final Prospectus, any Supplementary Material and any other public documents supplied to the Agents by the Company for the distribution of the Underlying Shares in the Qualifying Provinces in compliance with the provisions of this Agreement and Canadian Securities Laws.

6. COVENANTS. (a) The Company covenants to the Agents, the Purchasers and their permitted assigns that the Company shall at all times prior to the date of the Final Prospectus allow the Agents and their representatives to conduct all due diligence which the Agents may reasonably require to be conducted to fulfil their obligations as agents under Canadian Securities Laws and in order to enable the Agents responsibly to execute any certificate required to be executed by the Agents in connection with a Prospectus, and it shall be a condition precedent to the Agent's execution of any certificate in any Prospectus that they be satisfied, acting reasonably, as to the form and content of each Prospectus.

     (b) The Company hereby covenants to the Agents, the Purchasers and their permitted assigns that it shall:

            (i)  duly execute and deliver the Special Warrant
                 Indenture, the Subscription Agreements and the Special Warrants at the Closing Time, and comply with and satisfy all material terms, conditions and covenants therein contained to be complied with or satisfied by the Company;

            (ii) use its commercially reasonable best efforts to
                 fulfil, to the extent within its control, at or prior to the Closing Date, each of the conditions set out in paragraph 10;

           (iii) ensure that the Special Warrants shall be duly and validly created, authorized and issued on payment of the Offering Price therefor, and shall have attributes corresponding in all material respects to the description thereof set forth in this Agreement and the Subscription Agreements;

            (iv) ensure that the Underlying Shares shall, upon
                 issuance, be duly issued as fully paid and non-assessable securities in the capital of the Company, and shall have attributes corresponding in all material respects to the






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                 description thereof set forth in this Agreement and the
                 Subscription Agreements;

             (v) maintain the Warrant Agent or a substitute
                 licensed trust company as special warrant agent in respect of the Special Warrants;

            (vi) not, for a period of six months following the
                 Closing Date, issue or announce the issuance of, without the prior written consent of GMP, such consent not to be unreasonably withheld or delayed, any Common Shares, securities convertible or exchangeable into Common Shares or rights to acquire any of the foregoing at a purchase price that implies a fully-diluted pre-offering valuation of the Company of less than U.S. $65 million, other than (a) Common Shares issued upon exercise or conversion of currently outstanding securities, (b) Common Shares and options issued to certain persons pursuant to the stock option plan of the Company; and (c) Common Shares issued in connection with, or issuable upon the exercise or conversion of, securities in connection with any acquisition or strategic partnering transactions effected by the Company;

           (vii) in the event that the Company files a prospectus
                 (the "IPO Prospectus") with any of the Securities Regulators in Canada in respect of an initial public offering of any class of securities of the Company, the IPO Prospectus shall qualify the Underlying Shares to be issued upon exercise of the Special Warrants to the extent possible in accordance with applicable Canadian Securities Laws. Provided that the Company has not previously filed the IPO Prospectus with any of the Securities Regulators in Canada, in the event that the Company files a registration statement (the "Registration Statement") in the United States in respect of an initial public offering of any class of securities of the Company, the Registration Statement shall register the resale, from time to time, of the Underlying Shares, and shall be kept effective under the U.S. Securities Act until such time as all Underlying Shares to be issued upon exercise of the Special Warrants may be resold by the holders pursuant to Rule 144(k) under the U.S. Securities Act (as such term is defined in paragraph 20 hereof);

          (viii) not, from the Closing Date until the Special Warrants are exercised in accordance with the provisions of the Special Warrant Indenture, declare any dividends on any issued and outstanding shares of the Company or to redeem, retract or otherwise purchase for cancellation any of the issued and outstanding Class A Preferred shares or Class B Preferred shares;

            (ix) ensure that GMP, as agent of the Purchasers,
                 shall be entitled to nominate one independent director to the Board of Directors of the Company on behalf of all of the shareholders of the Company. A committee of the Board of Directors, comprised of Bahman Koohestani, John Foresi and






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                 Dennis Bennie, shall have the right, at its sole discretion, to accept or reject such nominee;

            (x)  on the Closing Date, enter into an agreement (the
                 "Rights Agreement") with GMP as agent for the Purchasers, in a form that is acceptable to GMP and the Company, each acting reasonably, to record the Purchasers agreement as to the manner in which the Company's affairs shall be conducted and which shall provide the Purchasers with certain rights and obligations similar to those set out in the amended and restated shareholders' agreement dated January 27, 1999 relating to the Company. These rights and obligations shall include: (i) certain restrictions on dealing with the Special Warrants and/or the Underlying Shares received upon exercise of the Special Warrants (including, without limitation, restrictions on transfer, rights of first refusal, piggyback/tag-along rights, pre-emptive rights and drag-along rights); and (ii) confidentiality obligations;

            (xi) accept the appointment of GMP by the Purchasers
                 to be the attorney of the Purchasers to act on their behalf with the power and authority in their names, places and steads, to enter into the Rights Agreement; and

           (xii) provide copies of its interim or unaudited annual financial statements, as the case may be, to GMP on behalf of the Purchasers within 45 days of the end of each quarter until the Time of Expiry.


     (c) AGENTS' OBLIGATION. Each of the Agents covenants with the Company that:

            (i) it will execute any certificate or deliver any documents pertaining to either the Preliminary Prospectus or the Final Prospectus, which delivery shall be conditional upon compliance by the Company to the date of such execution and delivery with each of its covenants contained in this Agreement to be complied with prior to the filing of the Preliminary Prospectus or the Final Prospectus, as the case may be;

            (ii) it will offer the Special Warrants for sale on
                 behalf of the Company only to Purchasers in the Qualifying Provinces who will purchase such Special Warrants in compliance with all applicable Canadian Securities Laws or to Purchasers in jurisdictions outside of Canada but only in compliance with all applicable laws of such jurisdiction;

           (iii) it will not offer the Special Warrants for sale on behalf of the Company to Purchasers resident in the Province of Quebec;







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            (iv) it will conduct activities in connection with the
                 Offering for sale on behalf of the Company of the Special Warrants in compliance with all applicable Canadian Securities Laws and, without limitation, agrees that it has and will only deliver to prospective Purchasers any documents or materials that do not constitute an offering memorandum for the purposes of the Canadian Securities Laws of the Qualifying Provinces and that are not otherwise prohibited thereby;

            (v)  it will obtain from each Purchaser of Special
                 Warrants for acceptance by the Company an executed Subscription Agreement for the purchase of the Special Warrants together with the purchase price therefor;

            (vi) upon the Company obtaining receipts therefor from
                 the Securities Regulators in the Qualifying Provinces and delivering copies of the Final Prospectus to the Agents, one copy of the Final Prospectus will be delivered to each Purchaser of Special Warrants; and

           (vii) it will not make any representations or warranties with respect to the Company, the Special Warrants or the Underlying Shares other than as set forth in this Agreement, the Subscription Agreements or the Prospectus.

7. (a) MATERIAL CHANGES DURING DISTRIBUTION. During the period from the date hereof to the completion of distribution of the Underlying Shares, the Company shall promptly notify the Agents (and, if requested by the Agents, confirm such notification in writing) of:

     (i) any material adverse change (actual, anticipated, contemplated or threatened, financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Company;

     (ii) any material adverse fact which has arisen and would have been required to have been stated in the Final Prospectus had the fact arisen on, or prior to, the date of the Final Prospectus; and

    (iii) any change in any material adverse fact contained in the Final Prospectus or the Supplementary Material or any amendments or supplements thereto which change is, or may be, of such a nature as to render any material statement in the Final Prospectus or any Supplementary Material misleading or untrue or which would result in a misrepresentation in the Final Prospectus or Supplementary Material or which would result in the Final Prospectus or Supplementary Material not materially complying (to the extent that such compliance is required) with the Canadian Securities Laws or which would reasonably be expected to have a significant effect on the market price or value of the Underlying Shares.

During the period from the date hereof to the completion of distribution of the Underlying Shares, the Company shall promptly and, in any event, within any applicable time limitation,






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comply with all applicable filing and other requirements under Canadian
Securities Laws as a result of such change; provided that the Company shall not file any Supplementary Material or other document without first obtaining approval of the Agents, after consultation with the Agents with respect to the form and content thereof, which approval shall not be unreasonably withheld or delayed. The Company shall in good faith discuss with the Agents any fact or change in circumstances (actual, anticipated, contemplated or threatened, and financial or otherwise) which is of such a nature that there is reasonable doubt as to whether notice in writing need be given to the Agents pursuant to this paragraph 7.

     (b) CHANGE IN CANADIAN SECURITIES LAWS. If during the period of distribution to the public of the Underlying Shares, there shall be any change in Canadian Securities Laws which in the opinion of counsel to the Company or counsel to the Agents requires the filing of Supplementary Material, the Company shall, to the satisfaction of its counsel and the Agents' counsel, acting reasonably, promptly prepare and file such Supplementary Material with the appropriate Securities Regulators in each of the Qualifying Provinces where such filing is required.

8. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents and warrants to the Agents, the Purchasers and their permitted assigns, and acknowledges that each of them is relying upon such representations and warranties in purchasing Special Warrants, that:

       (i) the Company has been duly incorporated and is validly existing under the laws of the Province of Ontario, has all requisite power and authority and is duly qualified to carry on its business as now conducted and to own its properties and assets and the Company has all requisite power and authority to carry out its obligations under this Agreement, the Subscription Agreements, the Special Warrants and the Special Warrant Indenture;

      (ii) the Company has no material subsidiaries nor any investment in any person which is or would be material to the business and affairs of the Company on a consolidated basis;

     (iii) all consents, approvals, permits, authorizations or filings as may be required under Canadian Securities Laws necessary for the execution and delivery of and the performance by the Company of its obligations under this Agreement, the Subscription Agreements, the Special Warrants, the Special Warrant Indenture and the Rights Agreement have been made or obtained, as applicable;

      (iv) each of the execution and delivery of this Agreement, the Rights Agreement, the Subscription Agreements, the Special Warrants or the Special Warrant Indenture, the performance by the Company of its obligations hereunder or thereunder, the sale of the Special Warrants hereunder and the consummation of the transactions contemplated in this Agreement, including the issuance and delivery of the Underlying Shares upon the exercise of the Special Warrants, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (whether after notice or lapse of time or both), (A) , any statute, rule or regulation applicable to the Company including, without limitation, Canadian Securities Laws; (B) the constating documents, by-laws or resolutions of the Company which are in effect at the date hereof;
           (C) any material mortgage, note, indenture, contract, agreement, instrument, lease or other document to which the Company is a party or by which it is bound; or (D) any judgment, decree or order binding the Company or the property or assets of the Company or its subsidiaries, which breach, violation or default or the consequences thereof, individually or in the aggregate, would have a materially adverse effect on the Company;

       (v) there has not occurred any material adverse change, financial or otherwise, in the assets, liabilities (contingent or otherwise), business, financial condition, capital or prospects of the Company, on a consolidated basis, since the effective date of the Financial Information, and no transaction has been entered into by the Company (other than in the ordinary course of business) which is or would be material to the Company;

      (vi) the Financial Information and any interim financial statements for any subsequent financial period have been prepared in accordance with generally accepted accounting principles and present fully, fairly and correctly the financial position of the Company as at the dates thereof and the results of its operations and the changes in the financial position of the Company for the periods then ended;

     (vii) as at the Closing Date, except as contemplated by this Agreement, or in respect of which waivers have been obtained and delivered to the Agents, no holder of outstanding shares in the capital of the Company will be entitled to any pre-emptive or any similar rights to subscribe for any of the Class C Shares or other securities of the Company and, other than stock options which have been granted in the ordinary course in accordance with the Company's stock option plan and the securities which have been reserved by the Company for issuance (directly or through options, warrants or other arrangements) to senior management, consultants and key employees of the Company and except as disclosed in Schedule "A" hereto, no rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares in the capital of the Company are outstanding;

    (viii) no legal or governmental proceedings have been commenced or are pending to which the Company is a party or to which its property is subject that would result individually or in the aggregate in any material adverse change in the operation, business or condition of the Company on a consolidated basis and, to the knowledge of the Company, no such proceedings have been threatened against or are contemplated with respect to the Company, on a consolidated basis, or with respect to any of its properties;

      (ix) the Company has conducted and is conducting its business in compliance in all material respects with all applicable laws and regulations of each jurisdiction in which it carries on business and has not received a notice of non-compliance, or knows of, or has reasonable grounds to know of, any facts that could give rise to a notice of non-compliance with any such laws or regulations which would have a material adverse effect on the Company on a consolidated basis;

       (x) the Company has all licences, leases, permits, authorizations and other approvals necessary to permit it to conduct its business as currently conducted, except where the failure to do so would not have a material adverse effect on the Company on a consolidated basis;

      (xi) at the Closing Time, each of the Subscription Agreements, the Rights Agreement, the Special Warrant Indenture and the Special Warrants shall have been duly authorized and duly executed and delivered by the Company and upon such execution and delivery each shall constitute a valid and binding obligation of the Company and each shall be enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law;

     (xii) at the Closing Time, all necessary corporate action will have been taken by the Company to allot and authorize the issuance of the Underlying Shares, and upon due exercise of the Special Warrants in accordance with the provisions thereof, such Underlying Shares will be validly issued as fully paid and non-assessable securities in the capital of the Company;

    (xiii) the authorized capital of the Company consists of an unlimited number of common shares, an unlimited number of Class A Preferred shares, an unlimited number of Class B Preferred shares and an unlimited number of Class C Preferred Shares, of which 4,000,000 common shares, 4,000,000 Class A Preferred Shares, 3,789,396 Class B Preferred Shares and no Class C Shares are issued and outstanding as fully paid and non-assessable as at the date hereof;

     (xiv) the Company has timely filed all necessary federal, provincial, state, local and foreign tax returns and notices and has paid or made provision for all applicable taxes of whatever nature for all tax years to the date hereof to the extent such taxes have become due or have been alleged to be due and, to the knowledge of the Company, there are no material tax deficiencies or material interest or penalties accrued or accruing, or alleged to be accrued or accruing thereon which have not otherwise been provided for by the Company;

      (xv) to the best of its knowledge, after due enquiry, none of the directors, officers or principal shareholders of the Company (or such shareholders respective principals) is or has ever been subject to prior regulatory, criminal or bankruptcy proceeding in Canada or elsewhere;

     (xvi) with respect to each premises which is material to the Company and which the Company or a subsidiary occupies as tenant (the "Material Leased Premises"), the Company or a subsidiary occupies the Material Leased Premises and has the exclusive right to occupy and use the Material Leased Premises;

    (xvii) each of the leases pursuant to which the Company occupies the Material Leased Premises is in good standing and in full force and effect, and neither the Company nor a subsidiary nor, to the best of the knowledge, information and belief of the Company, after due enquiry, any other party thereto is in breach of any material covenants, conditions or obligations contained therein;

   (xviii) The Trust Company of Bank of Montreal, at its principal office in the City of Toronto, has been duly appointed trustee and as Warrant Agent in respect of the Special Warrants;

     (xix) other than the Agents, there is no person acting or purporting to act at the request or on behalf of the Company who is entitled to any brokerage or finder's fee in connection with the transactions contemplated by this Agreement;

      (xx) the Company is not aware of a claim of any infringement or breach by the Company or any of its subsidiaries of any industrial or intellectual property rights of any other person, nor has the Company or any of its subsidiaries received any notice nor is the Company or any of its subsidiaries otherwise aware that the use of the business names, trademarks, service marks and other industrial or intellectual property of the Company infringes upon or breaches any industrial or intellectual property rights of any other person and the Company has no knowledge of any infringement or violation of any of its rights in such intellectual and industrial property and is not aware of any state of facts that casts doubt on the validity or enforceability of any such intellectual or industrial property rights;

     (xxi) the Company owns or possesses adequate enforceable rights to use all patents, patent applications, trademarks, service marks, copyrights, trade secrets, processes or formulations used or proposed to be used in the conduct of its business;

    (xxii) other than the usual customary health benefit plan for all employees or as otherwise disclosed to the Agents (including those listed in Schedule "A" hereto), there is presently no material plan in place for retirement bonus, stock option (other than the securities reserved by the Company for issuance (directly or through options, warrants or other arrangements) to directors, senior management and key employees of the Company), deferred compensation, severance or termination pay, insurance, medical, hospital, dental, vision care, drug, sick leave, disability, salary continuation, legal benefits, unemployment benefits, vacation, incentive or otherwise contributed to or required to be contributed to, by the Company for the benefit of any current or former director, officer, employee or consultant of the Company and, to the extent that any such employee benefit plan is in place, each such employee plan has been maintained in compliance with its terms and with the requirements by any and all statutes, orders, rules and regulations that are applicable to each such employee plan; the Company does not currently have and has not had any pension plan;

   (xxiii) except as disclosed in writing to the Agents, the Company does not owe any money to, nor has the Company any present loans to, or borrowed any monies from, is or otherwise indebted to any officer, director, employee, shareholder or any person not dealing at "arms length" (as such term is defined in the Income Tax Act (Canada)) with the Company except for usual employee reimbursements and compensation paid in the ordinary and normal course of the business of the Company, other than as has been disclosed to the Agents;

    (xxiv) to the knowledge of the Company, after due enquiry, except as disclosed to the Agents and as disclosed in Schedule "A" hereto, the Company is not a party to any contract, agreement or understanding with any officer, director, employee, shareholder or any other person not dealing at "arm's length" (as such term is defined in the Income Tax Act (Canada)) with the Company;

     (xxv) except as disclosed to the Agents, to the knowledge of the Company, after due enquiry, no officer, director or shareholder of the Company and no entity which is an affiliate or associate or any one or more the foregoing owns, directly or indirectly, any interest (except for shares representing less than 5% of the outstanding shares of any class or series of any publicly traded company), or is an officer, director, employee or consultant of, any person which is, or is engaged in, a business competitive with the Company;

    (xxvi) except as disclosed to the Agents, to the best knowledge of the Company, after due enquiry, no present or former officer, director or shareholder of the Company has any cause of action, or other claim whatsoever, against, or owes any amount to, the Company in connection with the Company and except for any liabilities reflected in the Financial Information and claims in the ordinary and normal course of the business of the Company such as for accrued vacation pay and accrued benefits under any employee plans the particulars of which have been described to the Agents;

   (xxvii) all material accruals for unpaid vacation pay, premiums for unemployment insurance, health premiums, pension plan premiums, accrued wages, salaries and commissions and employee benefit plan payments have been reflected in the books and records of the Company;

  (xxviii) the Company has not used or permitted to be used any of the Material Leased Premises or any other premises which the Company or a subsidiary occupies as tenant (the Material Leased Premises and such other premises being, collectively, the "Leased Premises") or any of its owned properties or facilities to generate, manufacture, process, distribute, use, treat, store, dispose of, transport or handle any pollutants, contaminants, chemicals or industrial toxic or hazardous wastes or substances ("Hazardous Substances");

    (xxix) the Company has not made any contracts with any labour union or employee association nor made commitments to or conducted negotiations with any labour union or employee association with respect to any future agreement and the Company is not aware of any current attempts to organize or establish any labour union or employee association nor is there any certification of any such union with regard to a bargaining unit;

     (xxx) there has not been and there is not currently any material disagreements or other difficulties with any of the Company's employees which is adversely affecting or could reasonably adversely affect, in a material manner, the carrying on of the Company's business; and

    (xxxi) the Company has established a comprehensive plan which includes appropriate contingency measures and has taken all commercially reasonable steps to ensure that the Company's business, systems, processes, products and services to the extent that they are in the Company's control will operate, in all material respects, prior to, during and after the calendar year 2000 without any change in operations associated with the advent of the new century, and all components of same will function, both separately and as a whole in conjunction with each other, without material error or delay resulting from the advent of the new century and in substantially the same manner before, during and after January 1, 2000; provided, however, that the Company makes no representation and warranty in respect of the year 2000 compliance of any third party products, equipment, services or facilities which interconnect with or which are used in combination with the Company's systems and software and that the Company makes no representation and warranty in respect of the whether or not the Company's systems and software are year 2000 compliant except as specifically set out in this paragraph.

9. SPECIAL WARRANT CLOSING DELIVERIES. The purchase and sale of the Special Warrants shall be completed at the Closing Time at the offices of Osler, Hoskin & Harcourt, Toronto, or at such other place as the Agents and the Company may agree upon. At or prior to the Closing Time, the Company shall duly and validly deliver to the Agents certificates in definitive form representing Special Warrants registered in the names of such Purchasers or as indicated on their respective Subscription Agreements, against payment at the direction of the Company, to the

Company or as it may otherwise direct, of the subscription price therefor in lawful money of Canada by certified cheque or banker's draft payable at par in the City of Toronto. In full satisfaction of the Agents' obligations in respect of the aggregate subscription price for the Special Warrants and the Company's obligations in respect of the Commission and the costs and expenses of the Agents and their counsel as of the Closing Date, upon the mutual agreement of the Company and the Agents, the Agents may deliver certified cheques or banker's drafts in the amount of such aggregate subscription price less such Commission and costs and expenses (together with the Agents' receipt therefor) against delivery of the certificates in definitive form representing the Special Warrants and receipts of the Company for the aggregate subscription price for the Special Warrants.

10. SPECIAL WARRANT CLOSING CONDITIONS. Each Purchaser's obligation to purchase the Special Warrants at the Closing Time shall be conditional upon the fulfilment at or before the Closing Time of the following conditions:

(a) the Agents shall have received a certificate, dated as of the Closing Date, signed by the Chief Executive Officer (or such other officer of the Company as the Agents may agree), certifying for and on behalf of the Company, to the best of the knowledge, information and belief of the persons so signing, that:

       (i) since March 31, 1999 (A) there has been no material adverse change (actual, anticipated, contemplated or threatened, whether financial or otherwise) in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Company; and (B) no transaction has been entered into by the Company which is or would be material to the Company on a consolidated basis, or which is other than in the ordinary course of business, except as has been disclosed to the Agents;

      (ii) the Company has duly complied with all the terms, covenants and conditions of this Agreement on its part to be complied with up to the Closing Time;

     (iii) the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Time with the same force and effect as if made at and as of the Closing Time after giving effect to the transactions contemplated by this Agreement; and

       (v) such other matters as the Agents may reasonably request;

(b) the Agents shall have received at the Closing Time certificates dated the Closing Date, signed by appropriate officers of the Company and addressed to the Agents and their counsel, with respect to the articles and by-laws of the Company, all resolutions of the Company's board of directors relating to this Agreement, the Subscription Agreements, the Special Warrant Indenture, the Special Warrants and the transactions contemplated hereby and thereby, the incumbency and specimen signatures of signing officers, and such other matters as the Agents may reasonably request;

(c) the Special Warrant Indenture, the Subscription Agreements and the certificates representing the Special Warrants shall have been executed and delivered by the parties thereto in form and substance satisfactory to the Agents and their counsel, acting reasonably;

(d) the Agents shall have received favourable legal opinions addressed to the Agents and counsel to the Agents, in form and substance satisfactory to the Agents' counsel, dated the Closing Date, from Osler, Hoskin & Harcourt, Toronto, counsel for the Company as to the laws of Canada and the Qualifying Provinces, which counsel in turn may rely upon the opinions of local counsel where they deem such reliance proper as to the laws other than those of Canada and the Province of Ontario and, as to matters of fact, on certificates of auditors, public officials and officers of the Company, with respect to the following matters:

             (i) as to the incorporation and subsistence of the Company under the laws of its jurisdiction of incorporation;

            (ii) as to the authorized and issued capital of the Company;

           (iii) there are no restrictions on the Company's corporate power and authority under the laws of its jurisdiction of incorporation to carry on business, to own its properties and to carry out its obligations and the transactions contemplated by this Agreement, the Rights Agreement, the Subscription Agreements and the Special Warrant Indenture and to issue the Special Warrants and the Underlying Shares issuable upon exercise of the Special Warrants;

            (iv) none of the execution and delivery of this Agreement, the
                 Rights Agreement, the Subscription Agreements and the Special Warrant Indenture, the performance by the Company of its obligations hereunder and thereunder, the creation, sale or issuance of the Special Warrants or the issuance of the Underlying Shares upon the exercise of the Special Warrants, will conflict with or result in any breach of the constating documents or by-laws of the Company or the Shareholders Agreement;

             (v) each of this Agreement, the Rights Agreement, the Subscription
                 Agreements, the Special Warrants and the Special Warrant Indenture has been duly authorized by the Company and duly executed by the Company and constitutes a valid and legally binding agreement of the Company enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, liquidation, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and the qualification that the enforceability of rights of indemnity, contribution and waiver and the ability to sever unenforceable terms, may be limited by applicable law;

            (vi) the Underlying Shares have been authorized for
                 issuance to the holders of the Special Warrants, and, upon the exercise thereof in accordance with the provisions of the Special Warrant Indenture, such Underlying Shares will be validly issued as fully paid and non-assessable;

           (vii) the Special Warrants (A) have been validly created and issued by the Company; (B) have been duly executed and delivered by the Company; and (C) are valid, legal and binding obligations of the Company enforceable in accordance with their terms subject to qualifications as in subclause (v) above;

          (viii) the issuance and sale of the Special Warrants by the Company to the Purchasers is exempt from the prospectus requirements of Canadian Securities Laws of the Qualifying Provinces and no documents are required to be filed (other than specified forms accompanied by requisite filing fees), proceedings taken or approvals, permits, consents or authorizations obtained under the Canadian Securities Laws of any of the Qualifying Provinces to permit such issuance and sale and the issuance of the Underlying Shares upon the exercise of the Special Warrants are exempt from the prospectus and registration requirements of Canadian Securities Laws of any of the Qualifying Provinces, subject to certain provisos and specified resale restrictions and the first trade of such Underlying Shares in such Qualifying Provinces will be a distribution subject to the registration and prospectus requirements of the applicable Canadian Securities Laws unless otherwise exempted under such Canadian Securities Laws and specified resale restrictions;

            (ix) upon the filing of the Final Prospectus and the
                 issuance of receipts therefor under Canadian Securities Laws,
                 (A) all legal requirements will have been fulfilled by the Company under the Canadian Securities Laws to qualify, without resort to the prospectus exemption provisions of such applicable Canadian Securities Laws, the distribution of the Underlying Shares in each of the Qualifying Provinces upon the exercise of the Special Warrants; (B) the issuance of the Underlying Shares in the Qualifying Provinces by the Company, upon such exercise of the Special Warrants, will be exempt from the registration requirements of such applicable Canadian Securities Laws subject to certain provisos; and (C) the Underlying Shares will not be subject to any statutory hold period and no other documents will be required to be filed, proceedings taken, or approvals, permits, consents, or authorizations obtained under the Canadian Securities Laws to permit the trading of such Underlying Shares in the Qualifying Provinces, through registrants registered under applicable laws who have complied with such applicable Canadian Securities Laws or in circumstances in which there is an exemption from the registration requirements of such applicable Canadian Securities Laws, subject to usual exceptions;

            (x) The Trust Company of Bank of Montreal has been duly appointed by the Company as warrant agent in respect of the Special Warrants; and

            (xi) such other matters as the Agents or their counsel
                 may reasonably request;

(e) the Agents shall have received a favourable United States legal opinion to be delivered by United States counsel to the Company, addressed to the Agents and the Company; and

(f) the Agents shall have received certificates of status or similar certificates with respect to each jurisdiction in which the Company is required to be licensed to carry on a material part of its business.

11.  RIGHTS OF TERMINATION

     (a) LITIGATION. If any enquiry, action, suit, investigation or other proceeding whether formal or informal is instituted or threatened or any order is made by any federal, provincial or other governmental authority in relation to a material portion of the business and affairs of the Company or any of the officers or directors of the Company or any of its principal shareholders, except for any such enquiry, action, suit, investigation or other proceeding based upon the activities or the alleged activities of the Agents and not the Company, which, in the reasonable opinion of the Agents or either of them, operates to prevent or materially restrict the distribution or trading of the Special Warrants or the Underlying Shares, any of the Agents shall be entitled, at its option and in accordance with subparagraph 11(f) of this Agreement, to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Special Warrants) by notice to that effect given to the Company any time prior to the Closing Time.

     (b) DISASTER OUT CLAUSE. In the event that prior to the Closing Time there should develop, occur or come into effect any occurrence of national or international consequence or any event, action, condition, law, governmental regulation, inquiry or other occurrence of any nature whatsoever which, in the reasonable opinion of any of the Agents, materially adversely affects or involves, or will materially adversely affect or involve, the Canadian financial markets or the business, operations or affairs of the Company on a consolidated basis, any of the Agents shall be entitled at its option, in accordance with subparagraph 11(f) of this Agreement, to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Special Warrants) by written notice to that effect given to the Company prior to the Closing Time.

     (c) MARKET OUT CLAUSE. If, prior to the Closing Time, the state of the financial markets becomes such that the Special Warrants cannot, in the reasonable opinion of the Agents, be profitably marketed, the Agents shall be entitled at their option, in accordance with subparagraph 11(f) of this Agreement, to terminate their obligations under this Agreement (and the obligations of the Purchasers arranged by them to purchase Special Warrants) by written notice to that effect given to the Company prior to the Closing Time.

     (d) CHANGE IN MATERIAL FACT. In the event that prior to the Closing Time there should occur any material change, there should be discovered any previously undisclosed material fact, or there should occur a change in any material fact such as is contemplated by subparagraph 7(a), which results or, in the reasonable opinion of any of the Agents, could reasonably be expected to result, in the Purchasers of a material number of Special Warrants exercising their contractual right of rescission granted to the Purchasers in respect of the Special Warrants or the rights of rescission or damages under section 130 of the Securities Act (Ontario) or the corresponding provisions of applicable securities legislation in the other Qualifying Provinces or, in the reasonable opinion of any of the Agents, has or could reasonably be expected to have a material adverse effect on the market price or value of the Special Warrants or the Underlying Shares, any of the Agents shall be entitled, at its option, in accordance with subparagraph 11(f), to terminate its obligations under this Agreement (and the obligations of the Purchasers arranged by it to purchase Special Warrants) by written notice to that effect given to the Company prior to the Closing Time.

     (e) NON-COMPLIANCE WITH CONDITIONS. The Company agrees that all terms and condition in this Agreement shall be construed as conditions and complied with so far as the same relate to acts to be performed or caused to be performed by the Company, that it will use its commercially reasonable best efforts (or all commercially reasonable efforts, as applicable) to cause such conditions to be complied with, and any material breach or failure by the Company to comply with any of such conditions shall entitle the Agents, or any of them, at their option in accordance with subparagraph 11(f), to terminate their obligations under this Agreement (and the obligations of the Purchasers arranged by them to purchase Special Warrants) by notice to that effect given to the Company at or prior to the Closing Time. The Agents may waive, in whole or in part, or extend the time for compliance with, any terms and conditions without prejudice to their rights in respect of any other of such terms and conditions or any other or subsequent breach or non-compliance, provided that any such waiver or extension shall be binding upon the Agents only if the same is in writing and signed by all of the Agents.

     (f) EXERCISE OF TERMINATION RIGHTS. The rights of termination contained in subparagraphs 11(a), (b), (c), (d) and (e) may be exercised by any of the Agents and are in addition to any other rights or remedies the Agents or any of them may have in respect of any default, act or failure to act or non-compliance by the Company in respect of any of the matters contemplated by this Agreement or otherwise. In the event of any such termination, there shall be no further liability on the part of the Agents to the Company or on the part of the Company to the Agents except in respect of any liability which may have arisen or may arise after such termination in respect of acts or omissions prior to such termination under paragraphs 12, 14 and 15. A notice of termination given by an Agent under subparagraphs 11(a), (b), (c), (d) and (e) shall not be binding upon the other Agents.

12. EXPENSES. Whether or not the sale of the Special Warrants or the issuance of the Underlying Shares upon exchange of such Special Warrants shall be completed, all reasonable expenses of or incidental to the issue and delivery of such Special Warrants and Underlying Shares and/or incidental to all matters in connection with the transactions herein set out shall be borne by the Company including, without limitation, expenses in connection with the issuance and sale of the Special Warrants, all private placement fees required under Canadian Securities Laws, the qualification of the Underlying Shares for distribution to the public, the fees and expenses of counsel to the Company and all local counsel selected by the Company, the reasonable fees and expenses of counsel to the Agents (plus reasonable disbursements and applicable GST), the fees and expenses of the Special Warrant Agent, all reasonable out-of-pocket expenses of the Agents, and all costs incurred in connection with the preparation and printing of the Preliminary Prospectus, the Final Prospectus and any Supplementary Material. All reasonable fees and expenses incurred by the Agents or on their behalf shall be payable by the Company immediately upon receiving an invoice therefor from the Agents, and shall be payable whether or not the offering of Special Warrants contemplated by this Agreement is completed. Such fees and expenses, both actual and estimated, will be deducted from the gross proceeds otherwise payable to the Company at the Special Warrant Closing.

13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All warranties, representations, covenants and agreements herein contained or contained in any documents submitted pursuant to this Agreement and in connection with the transactions herein contemplated shall survive the purchase and sale of the Special Warrants and the exchange of such Special Warrants for the Underlying Shares by the Purchasers and continue in full force and effect for the benefit of the Agents, Purchasers and the Company for a period of three years from the Closing Date and shall not be limited or prejudiced by any investigation made by or on behalf of the Agents or the Company in connection with the purchase and sale of the Special Warrants or the preparation of the Preliminary Prospectus, the Final Prospectus or otherwise.

14. (a) INDEMNITY. The Company shall indemnify and save harmless each of the Agents and each of their directors, officers, employees and agents from and against all liabilities, claims, actions, suits, proceedings, losses (other than loss of profits), costs, damages and expenses in any way caused by, or arising directly or indirectly from, or in consequence of:

      (i) any misrepresentation or alleged misrepresentation (as such term is defined in the Securities Act (Ontario)) of the Company contained herein or in any material change report or public document filed or issued by the Company or on its behalf prior to the date of the Final Prospectus;

      (ii) any information or statement (except any information or statement relating solely to the Agents) contained in the Prospectus or any Supplementary Material or in any certificate of the Company delivered under this Agreement or pursuant to this Agreement which at the time and in the light of the circumstances under which it was made contains or is alleged to contain a misrepresentation of the Company;

     (iii) any omission or alleged omission of the Company to state in the Prospectus, any Supplementary Material or any certificate of the Company delivered under this Agreement or pursuant to this Agreement any fact (except facts relating solely to the Agents), whether material or not, required to be stated in such document or necessary to make any statement in such document not misleading in light of the circumstances under which it was made;

      (iv) any order made or enquiry, investigation or proceedings commenced or threatened by any securities commission or other competent authority based upon any untrue statement or omission of the Company or alleged untrue statement or alleged omission of the Company or any misrepresentation or alleged misrepresentation of the Company (except a statement or omission or alleged statement or omission relating solely to the Agents) in the Prospectus or any Supplementary Material or based upon any failure to comply with Canadian Securities Laws (other than any failure or alleged failure to comply by the Agents), preventing or restricting the trading in or the sale or distribution of the Special Warrants or the Underlying Shares in any of the Qualifying Provinces; or

      (v) the non-compliance or alleged non-compliance by the Company with any of the Canadian Securities Laws, including the Company's non-compliance with any statutory requirement to make any document available for inspection.

     (b) NOTIFICATION OF CLAIMS. If any matter or thing contemplated by this paragraph (any such matter or thing being referred to as a "Claim") is asserted against any person or company in respect of which indemnification is or might reasonably be considered to be provided, such person or company (the "Indemnified Party") will notify the Company as soon as possible of the nature of such Claim and the Company shall be entitled (but not required) to assume the defence of any suit brought to enforce such Claim; provided, however, that the defence shall be conducted through legal counsel acceptable to the Indemnified Party acting reasonably and that no settlement of any such Claim may be made by the Company or the Indemnified Party without the prior written consent of the other party.

     (c) RIGHT OF INDEMNITY IN FAVOUR OF OTHERS. With respect to any Indemnified Party who is not a party to this Agreement, the Agents shall obtain and hold the rights and benefits of this paragraph and paragraph 15 in trust for and on behalf of such Indemnified Party.

     (d) RETAINING COUNSEL. In any such Claim, the Indemnified Party shall have the right to retain other counsel to act on his or its behalf and to participate in the defence thereof, provided that the fees and disbursements of such counsel shall be paid by the Indemnified Party unless: (i) the Company and the Indemnified Party shall have mutually agreed to the retention of the other counsel; (ii) the Company fails to assume the defence of such Claim on behalf of the Indemnified Party within ten days of receiving notice of such Claim; or
(iii) the named parties to any such Claim (including any added third party) include both the Indemnified Party and the Company and the Indemnified Party shall have been advised by counsel that representation of the Indemnified Party by counsel for the Company is inappropriate as a result of potential or actual differing interests of those represented; in each of which cases the Company shall not have the right to assume the defence of such Claim on behalf of the Indemnified Party but the Company shall be liable to pay the reasonable fees and disbursements of counsel to the Indemnified Party, provided that in no event shall the Company be responsible for the fees and expenses of more than two separate legal counsel in respect of all Indemnified Parties.

     (e) EXCEPTIONS TO INDEMNITY. The rights of indemnity contained in this paragraph shall not enure to the benefit of the Agents if the Company has complied with the provisions of paragraph 7 hereof and the person asserting any Claim contemplated by this paragraph was not provided with a copy of any Supplemental Material or other document which corrects any untrue statement or omission or alleged omission which is the basis of such Claim and which is required, under applicable Canadian Securities Laws, to be delivered to such person by the Agents.

15. (a)    CONTRIBUTION.  In order to provide for a just and equitable contribution in circumstances in which the indemnity provided in paragraph 14 would otherwise be available in accordance with its terms but is, for any reason, held to be unavailable to or unenforceable by the Agents or enforceable otherwise than in accordance with its terms, subject to the restrictions and limitations referred to herein, the Company and the Agents shall severally contribute to the aggregate of all claims, expenses, costs and liabilities and all losses (other than loss of profits) of a nature contemplated in paragraph 14 in such proportions so that the Agents are responsible for the portion represented by the percentage that the aggregate fee payable by the Company to the Agents bears to the aggregate offering price of the Special Warrants and the Company is responsible for the balance, whether or not they have been sued together or sued separately. The Agents shall not in any event be liable to contribute, in the aggregate, any amounts in excess of such aggregate fee or any portion of such fee actually received. However, no party who has engaged in any fraud, fraudulent misrepresentation or gross negligence shall be entitled to claim contribution from any person who has not engaged in such fraud, fraudulent misrepresentation or gross negligence.

     (b) ADMISSION OF LIABILITY. No admission of liability shall be made by an Indemnified Party without the consent of the Company and it shall not be made liable for any settlement of any Claim made without its consent.

     (c) RIGHT OF CONTRIBUTION IN ADDITION TO OTHER RIGHTS. The rights to contribution provided in this paragraph 15 shall be in addition to and not in derogation of any other right to contribution which the Agents may have by statute or otherwise at law.

     (d) CALCULATION OF CONTRIBUTION. In the event that the Company may be held to be entitled to contribution from the Agents under the provisions of any statute or at law, the Company shall be limited to contribution in an amount not exceeding the lesser of:

      (i) the portion of the full amount of the loss or liability giving rise to such contribution for which the Agents are responsible, as determined in subparagraph 15(a) above; and

      (ii) the amount of the aggregate fee actually received by the Agents from the Company under this Agreement.

     (e) NOTICE. If the Agents have reason to believe that a claim for contribution may arise, they shall give the Company notice of such claim in writing, as soon as reasonably possible, but failure to notify the Company shall not relieve the Company of any obligation which it may have to the Agents under this paragraph.

16. AGENTS' OBLIGATIONS. The Agents' obligations under this Agreement shall be several and not joint, and the Agents' respective obligations and rights and benefits hereunder shall be as to the following percentage:


                                 GMP  -    70 %
                                 FM   -    15 %
                                 CS   -    15 %


In the event that any of the Agents shall fail to purchase or arrange for the purchase of the number of Special Warrants allocated to such Agent hereunder, the other Agents shall have the right but shall not be obligated to purchase or arrange for the purchase of all of such Special Warrants which would otherwise have been allocated to the Agent in default. In the event that one but not all of the Agents shall exercise its rights of termination under paragraph 11, the other Agents shall have the right, but shall not be obligated, to purchase or arrange for the purchase of all of the percentage of the Special Warrants which would otherwise have been allocated to the Agent which has so exercised its rights of termination.

17. AGENTS' AUTHORITY. The Company shall be entitled to and shall act on any notice, request, direction, consent, waiver, extension and other communication given or agreement entered into by or on behalf of the Agents by GMP who shall represent the Agents and have authority to bind the Agents hereunder except in respect of a notice of termination pursuant to paragraph 11, indemnity provisions in paragraph 14, contribution provisions in paragraph 15.

18. ADVERTISEMENTS. The Company acknowledges that the Agents shall have the right, subject always to clauses 1(a) and (c) and paragraph 8 of this Agreement, at their own expense, to place such advertisement or advertisements relating to the sale of the Special Warrants or the Underlying Shares contemplated herein as the Agents may consider desirable or appropriate and as may be permitted by applicable laws. The Company and the Agents each agree that they will not make or publish any advertisement in any media whatsoever relating to, or otherwise publicize, the transaction provided for herein so as to result in any exemption from the prospectus and registration requirements of Canadian securities laws being unavailable in respect of the sale of the Special Warrants to prospective Purchasers.

19. CONTRACTUAL RIGHT OF ACTION FOR RESCISSION. As part of the Subscription Agreements, the Company has delivered, and shall be deemed to have delivered, to the Purchasers (including the Agents) contractual rights of action for rescission at the Special Warrant Closing Time or subsequent thereto.

20. UNITED STATES OFFERS AND SALES. (a) As used in this paragraph 20, the following terms shall have the meanings indicated:

       (i) "Accredited Investor" means an accredited investor as that term is defined in Rule 501(a) of Regulation D;

      (ii) "Directed Selling Efforts" means directed selling efforts as that term is defined in Regulation S. Without limiting the foregoing, but for greater clarity herein, it means, subject to the exclusions from the definition of directed selling efforts contained in Regulation S, any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Special Warrants or the Underlying Shares and includes the placement of any advertisement in a publication with a general circulation in the United States that refers to the offering of the Special Warrants or the Underlying Shares;

     (iii) "Regulation D" means Regulation D adopted by the SEC under the 1933 Act;

      (iv) "Regulation S" means Regulation S adopted by the SEC under the 1933 Act;

       (v) "SEC" means the United States Securities and Exchange Commission;

      (vi) "Substantial U.S. Market Interest" means substantial U.S. market interest as that term is defined in Regulation S;

     (vii) "U.S. Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

    (viii) "U.S. Person" means a U.S. person as that term is defined in Regulation S;

      (ix) "U.S. Securities Act" means the United States Securities Act of 1933, as amended; and

       (x) "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia.

(b) REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE AGENT. The Agents acknowledge that the Special Warrants and the Underlying Shares have not been registered under the U.S. Securities Act and may be offered and sold only in transactions exempt from or not subject to the registration requirements of the U.S. Securities Act. Accordingly, each of the Agents represents, warrants and covenants to the Company that:

      (i) it has not offered and sold, and will not offer and sell, any Special Warrants except (A) in an offshore transaction in accordance with Rule 903 of Regulation S or (B) within the United States as provided in subparagraphs (ii) through (viii) below. Accordingly, neither the Agents, their affiliates nor any persons acting on their behalf, has made or will make (except as permitted in subparagraphs
           (ii) through (viii) below) (a) any offer to sell or any solicitation of an offer to buy, any Special Warrants to any U.S. Person or any person in the United States, (b) any sale of Special Warrants to any purchaser unless, at the time the buy order was or will have been originated, the purchaser was outside the United States, or such Agent, affiliate or person acting on behalf of either reasonably believed that such purchaser was outside the United States, or (c) any Directed Selling Efforts in the United States with respect to the Special Warrants. Terms used in this subparagraph have the meanings given to them by Regulation S;

      (ii) it has not entered and will not enter into any contractual arrangement with respect to the distribution of the Special Warrants, except with its affiliates, any selling group members or with the prior written consent of the Company. It shall require each selling group member to agree, for the benefit of the Company, to comply with, and shall use its best efforts to ensure that each selling group member complies with, the same provisions of this paragraph 20 as apply to such Agent as if such provisions applied to such selling group member;

     (iii) all offers and sales of Special Warrants in the United
           States shall be made through the Agents' U.S. registered broker-dealer affiliates in compliance with all applicable U.S. broker-dealer requirements;

      (iv) offers and sales of Special Warrants in the United States shall not be made (A) by any form of general solicitation or general advertising (as those terms are used in Regulation D), including advertisements, articles, notices or other communications published in any newspaper, magazine, or similar media or broadcast over radio or television, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising or (B) in any manner involving a public offering within the meaning of Section 4(2) of the U.S. Securities Act;

      (v)  any offer, sale or solicitation of an offer to buy Special
           Warrants that has been made or will be made in the United States was or will be made only to Accredited Investors that are exempt, or in transactions that are exempt, from registration under applicable state securities laws;

      (vi) the Agents, acting through their U.S. broker-dealer affiliates, may offer the Special Warrants in the United States only to offerees with respect to which such Agents have a pre-existing relationship and have reasonable grounds to believe are Accredited Investors;

     (vii) prior to completion of any sale of Special Warrants pursuant to this Section 20, each U.S. purchaser will be required to execute a Subscription Agreement for U.S. Purchasers and an Investors' Questionnaire in the form attached hereto as Schedule "C";

    (viii) at least one business day prior to the Closing Time, it will provide the Warrant Agent with a list of all purchasers of the Special Warrants in the United States; and

      (ix) at Closing, the Agents together with their U.S. affiliates selling Special Warrants in the United States, will provide a certificate, substantially in the form of Schedule "B" hereto, relating to the manner of the offer and sale of the Special Warrants in the United States.


(c) REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company represents, warrants, covenants and agrees that:

      (i) the Company is a "foreign issuer" with the meaning of Regulation S and reasonably believes that there is no Substantial U.S. Market Interest in the Special Warrants or the Underlying Shares;

      (ii) the Company is not, and as a result of the sale of the Special Warrants contemplated hereby will not be, an "investment company" as defined in the United States Investment Company Act of 1940, as amended;

     (iii) except with respect to offers and sales to Accredited
           Investors within the United States in reliance upon any exemption from registration under Section 4(2) of the U.S. Securities Act, neither the Company nor any of its affiliates, nor any person acting on its behalf, has made or will make: (A) any offer to sell, or any solicitation of an offer to buy, any Special Warrants to a U.S. Person or a person in the United States; or (B) any sale of Special Warrants unless, at the time the buy order was or will have been originated, the purchaser is (i) outside the United States or (ii) the Company, its affiliates, and any person acting on their behalf reasonably believes that the purchaser is outside the United States;

      (iv) during the period in which the Special Warrants are offered for sale, neither it nor any of its affiliates, nor any person acting on its or their behalf (i) has made or will make any Directed Selling Efforts in the United States, or (ii) has engaged in or will engage in any form of general solicitation or general advertising (as those terms are used in Regulation D) with respect to offers or sales of the Special Warrants in the United States, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

      (v)  except with respect to the offer and sale of the Special
           Warrants offered hereby and offers and sales of shares of the Company pursuant to the Company's employee benefit plans, the Company has not, for a period of six months prior to the date hereof sold, offered for sale or solicited any offer to buy any of its securities in the United States.

21. NOTICES. Unless otherwise expressly provided in this Agreement, any notice or other communication to be given under this Agreement (a "notice") shall be in writing addressed as follows:

     If to the Company, to it at:

     40 West Wilmot Street
     Richmond Hill, Ontario
     L4B 1H8


     Attention:   John Foresi, President, Chief Executive Officer
     Telecopier:  (905) 764-7445


     with a copy to:

     Osler, Hoskin & Harcourt
     P.O. Box 50
     1 First Canadian Place
     Toronto, Ontario
     M5X 1B8


     Attention:   Richard J. Nathan
     Telecopier:  (416) 862-6666



     If to Griffiths McBurney & Partners, to it at:

     145 King Street West
     Suite 1100
     Toronto, Ontario
     M5H 1J8


     Attention:   Rob Fraser
     Telecopier:  (416) 943-6160

     If to First Marathon Securities Limited, to it at:

     Exchange Tower
     130 King Street West
     Suite 3200
     Toronto, Ontario
     M5X 1J9

     Attention:   Owen Mitchell
     Telecopier:  (416) 869-6411


     If to Charles Schwab Canada Co., to it at:

     79 Wellington Street West
     Suite 1207, P.O. Box 183
     Aetna Tower, TD Centre
     Toronto, Ontario
     M5K 1H6


     Attention:   Charles Taerk
     Telecopier:  (416) 361-1099


     With a copy to:

     Wildeboer Rand Thomson Apps & Dellelce
     1 First Canadian Place
     Suite 810
     Toronto, Ontario
     M5X 1A9


     Attention:   Robert P. Wildeboer
     Telecopier:  (416) 361-1790


or to such other address as any of the parties may designate by notice given to the others.

Each notice shall be personally delivered to the addressee or sent by telex or facsimile transmission to the addressee and (i) a notice which is personally delivered shall, if delivered on a Business Day, be deemed to be given and received on that day and, in any other case, be deemed to be given and received on the first Business Day following the day on which it is delivered; and (ii) a notice which is sent by telex or facsimile transmission shall be deemed to be given and received on the first Business Day following the day on which it is sent.

22.  TIME OF THE ESSENCE. Time shall, in all respects, be of the essence hereof.

23. CANADIAN DOLLARS. All references herein to dollar amounts are to lawful money of Canada.

24. HEADINGS. The headings contained herein are for convenience only and shall not affect the meaning or interpretation hereof.

25. SINGULAR AND PLURAL, ETC. Where the context so requires, words importing the singular number include the plural and vice versa, and words importing gender shall include the masculine, feminine and neuter genders.

26. ENTIRE AGREEMENT. This Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings, including the letter agreements dated January 6, 1999 and January 14, 1999 between the Company and GMP. This Agreement may be amended or modified in any respect by written instrument only.

27. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

28. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

29. SUCCESSORS AND ASSIGNS. The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Company, the Agents and the Purchasers and their respective successors and permitted assigns; provided that, except as provided herein or in the Subscription Agreements, this Agreement shall not be assignable by any party without the written consent of the others.

30. FURTHER ASSURANCES. Each of the parties hereto shall do or cause to be done all such acts and things and shall execute or cause to be executed all such documents, agreements and other instruments as may reasonably be necessary or desirable for the purpose of carrying out the provisions and intent of this Agreement.

31. EFFECTIVE DATE. This Agreement is intended to and shall take effect as of the date first set forth above, notwithstanding its actual date of execution or delivery.

32. COUNTERPARTS AND FACSIMILE EXECUTION. This Agreement may be executed in any number of counterparts, which taken together shall form one and the same agreement, and may be executed and delivered by telecopier or facsimile transmission, which shall be binding on the parties as though originally executed and delivered.

33. ENGLISH LANGUAGE. The parties hereby acknowledge that they have consented and requested that all documents evidencing or relating in any way to the sale of the Special Warrants be drawn up in the English language only.

     Nous, soussignes, reconnaissons par les presentes avoir consenti et demande que tous les documents faisant foi ou se rapportant de quelque maniere a la vente de ces bons de souscription achets soient redigis en anglais seulement.

If the Company is in agreement with the foregoing terms and conditions, please so indicate by executing a copy of this letter where indicated below and delivering the same to Griffiths McBurney & Partners on behalf of the Agents.

Yours very truly,

GRIFFITHS MCBURNEY & PARTNERS


Per: "Daniel Bruno"
     Authorized Signing Officer


FIRST MARATHON SECURITIES LIMITED


Per: "Owen Mitchell"
     Authorized Signing Officer


CHARLES SCHWAB CANADA CO.


Per: "Charles Taerk"
     Authorized Signing Officer



The foregoing is hereby accepted on the terms and conditions therein set forth.

DATED effective as of the date and year first above written.


                                    DELANO TECHNOLOGY CORPORATION.


                                    Per: "David Latner"
                                         David Latner,
                                         Secretary

                                  SCHEDULE "A"

Outstanding options, warrants and other convertible securities of the Company.

The existing shareholders of the Company have certain pre-emptive rights pursuant to the Shareholders Agreement (as such term is defined herein).

Options have been granted by the Company since April 30, 1999 but have not yet been ratified by the Board of Directors of the Company.

John Foresi currently possesses a warrant to acquire 263,000 Common Shares of the Company.

Albert Amato and Ian Giffen are directors of the Company and are also option holders. David Latner is an officer of the Company and also holds options. Bahman Koohestani, John Foresi and Tony Davis currently have employment agreements with the Company.

                                  SCHEDULE "B"
                              AGENTS' CERTIFICATE

In connection with the private placement in the United States of the Special Warrants (the "Special Warrants") of Delano Technology Corporation (the "Company") pursuant to the Agency Agreement, dated June 24, 1999 (the "Agency Agreement"), among the Company and Griffiths McBurney & Partners, First Marathon Securities Limited and Charles Schwab Canada Co. (collectively, the "Agents" and each an "Agent"), the undersigned does hereby certify as follows:

(i) each U.S. affiliate of each Agent who offered or sold Special Warrants in the United States is a duly registered broker or dealer with the United States Securities and Exchange Commission and is a member of and in good standing with the National Association of Securities Dealers, Inc. on the date hereof;

(ii) immediately prior to offering Special Warrants to such offerees, we had reasonable grounds to believe and did believe that each offeree was an "accredited investor" as defined in Rule 501(a)of Regulation D (an "Accredited Investor") under the Securities Act of 1933, as amended (the "1933 Act"), and, on the date hereof, we continue to believe that each U.S. person purchasing Special Warrants is an Accredited Investor;

(iii) no form of general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) was used by us, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising, in connection with the offer or sale of the Special Warrants in the United States;

(iv) the offering of the Special Warrants in the United States has been conducted by us through our U.S. affiliate in accordance with the terms of the Agency Agreement; and

(v) prior to any sale of Special Warrants in the United States pursuant to
Section 4(2), we caused each U.S. purchaser to execute a Subscription Agreement and an Investor Questionnaire in the form attached as Schedule "C" to the Agency Agreement.

     Terms used in this certificate have the meanings given to them in the Agency Agreement unless otherwise defined herein.

     Dated this __ day of June, 1999.

                                        GRIFFITHS MCBURNEY & PARTNERS
                                        on behalf of the Agents and their U.S.
                                        affiliates

                                        Per:__________________________________
                                             Authorized Signing Officer

                                  SCHEDULE "C"
                             INVESTOR QUESTIONNAIRE


                    (ALL INFORMATION HEREIN WILL BE TREATED
                                CONFIDENTIALLY)



TO:  DELANO TECHNOLOGY CORPORATION


                   Re:  PRIVATE PLACEMENT OF SPECIAL WARRANTS


Ladies and Gentlemen:

     The information in this questionnaire is being furnished to Delano Technology Corporation (the "Company") to enable the Company to determine whether the undersigned's Subscription Agreement to purchase Special Warrants (the "Special Warrants") of the Company, may be accepted in light of the requirements of the United States Securities Act of 1933 (the "Act"), Regulation D promulgated thereunder, any applicable state securities law and the suitability requirements for an investment in Special Warrants that the Company has established. The undersigned understands that (a) the Company will rely on the information contained herein for purposes of such determination,
(b) the Special Warrants will not be registered under the Act in reliance upon an exemption from registration afforded by the Act and Regulation D, and (c) this questionnaire is not an offer of Special Warrants or any other securities to the undersigned.

           In accordance with the foregoing, the undersigned makes the following representations:

REPRESENTATION NO. 1

           I am willing and able to bear the economic risk of an investment in the Special Warrants in an amount equal to the amount I have subscribed to purchase. In making this statement, I have considered whether I could afford to hold the Special Warrants for an indefinite period and whether, at this time, I could afford a complete loss of my investment in the Special Warrants.

REPRESENTATION NO. 2

           Except as indicated below, the purchase of Special Warrants will be solely for the account of the undersigned and not for the account of any other person.

                State "No Exceptions" or set forth exceptions and give complete details. Attach additional pages if necessary.

                __________________________________________________
                __________________________________________________
                __________________________________________________
                __________________________________________________


REPRESENTATION NO. 3

           The undersigned represents to you that it (please initial the applicable alternative in the box provided) is an Accredited Investor (as that term is defined in Rule 501 of Regulation D under the Act), as evidenced by meeting at least one of the following standards:

                   [  ] (i)    I am an individual and had income in excess of
                               $200,000 in the last two prior years and reasonably expect to have income in excess of $200,000 in the current year or along with my spouse we had income in excess of $300,000 for the last two prior years and reasonably expect to have income in excess of $300,000 in the current year. For purposes of this Questionnaire, "Income" is my adjusted gross income as determined for Federal income tax purposes (not including my spouse's income unless she is a co-purchaser), plus any deductions for long-term capital gains under Section 1202 of the Internal
                               Revenue Code (the "Code"), any deduction for depletion under Section 611 and related sections of the Code, any exclusion for interest under
                               Section 103 of the Code or any partnership losses allocated to me on Schedule E of Form 1040;

                   [  ] (ii)   I am an individual and my net worth (i.e., excess
                               of total assets over total liabilities), either individually or together with my spouse, is at least $1,000,000.

                   [  ] (iii)  I am an individual and a director or executive officer of the Company;

                   [  ] (iv)   the undersigned is a corporation, a partnership,
                               a limited liability company, a Massachusetts or similar business trust or an organization described in Section 501(c)(3) of the Code; and the undersigned has total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Special Warrants;

                   [  ] (v)    the undersigned is a trust, not formed for the
                               specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000 and whose purchase is directed by a sophisticated person as described in Rule
                               506(b)(2)(ii) under the Act; or

                   [  ] (vi)   the undersigned is an entity in which all of the
                               equity owners meet the standards set forth in either of the immediately preceding subparagraphs. (Please have each equity owner
                               (or, in the case of a trust, each income beneficiary) complete this Questionnaire.).


REPRESENTATION NO. 4

            I represent to you that (a) the information contained herein is complete and accurate and may be relied upon by you and (b) I will notify you immediately of any material change in any of such information occurring prior to the date of the effectiveness of the purchase of Special Warrants by me.

INFORMATION REQUIRED OF EACH PROSPECTIVE INVESTOR

      1.    Name:______________________ Birth Date:________________

      2. Permanent Residence Address (other than Post Office Box), including Telephone Number:_____________________________
            ________________________________________________________
            ________________________________________________________

      3.    Name of Current business, Business Address and Telephone
            Number:
            ________________________________________________________
            ________________________________________________________
            ________________________________________________________

            Type of Current Business:_______________________________
            ________________________________________________________

            Position and Number of Years Employed in Position:______
            ________________________________________________________
            ________________________________________________________
            ________________________________________________________

      4. Name and Type of Business of Employer(s) during Past Five Years and Dates of Employment:__________________________
            ________________________________________________________
            ________________________________________________________
            ________________________________________________________
            ________________________________________________________

            Position(s) Held during the Past Five Years at Above-named Employers:______________________________________________
            ________________________________________________________
            ________________________________________________________
            ________________________________________________________
            ________________________________________________________



            Responsibilities Involved in Above-named Positions:_____
            ________________________________________________________
            ________________________________________________________
            ________________________________________________________
            ________________________________________________________

      5.    Send correspondence to:  Home:______________________________
            Office:__________________________________________________
            Other:___________________________________________________

     Account Numbers

      6.    Bank:________________________   Checking:____________
            Telephone Number:_____________  Savings:_____________
            Address:______________________  Other:_______________




            Person Familiar with your Account:___________________________


             Bank:________________________   Checking:____________
             Telephone Number:_____________  Savings:_____________
             Address:______________________  Other:_______________




            Person Familiar with your Account:___________________________

            It is understood and agreed that verification of bank reference(s) can and may be conducted.

      7.   Business or Professional Education and the Degrees Received
           are as follows:
                                                             Year
           School                                            Degree Received
           _________________________    __________________   _________
           _________________________    __________________   _________
           _________________________    __________________   _________
           _________________________    __________________   _________

      8. Please provide the following information regarding actual or projected gross income (check one category for each year):

                Individual [  ] Joint Income With Spouse [  ]


           Gross Income        1996     1997     1998     1999
           ------------       -------  -------  -------  -------
           Under $80,000      [     ]  [     ]  [     ]  [     ]
           $80,000-$100,000   [     ]  [     ]  [     ]  [     ]
           $100,000-$125,000  [     ]  [     ]  [     ]  [     ]
           $125,000-$150,000  [     ]  [     ]  [     ]  [     ]
           $150,000-$200,000  [     ]  [     ]  [     ]  [     ]
           $200,000-$225,000  [     ]  [     ]  [     ]  [     ]
           $225,000-$250,000  [     ]  [     ]  [     ]  [     ]
           $250,000-$300,000  [     ]  [     ]  [     ]  [     ]
           $300,000-over      [     ]  [     ]  [     ]  [     ]

      9. Please provide the following information regarding actual or projected taxable income (check one category for each year):

           Individual [     ] Joint Income with Spouse [     ]


           Taxable Income      1996     1997     1998     1999
           --------------     -------  -------  -------  -------
           Under $80,000      [     ]  [     ]  [     ]  [     ]
           $80,000-$100,000   [     ]  [     ]  [     ]  [     ]
           $100,000-$125,000  [     ]  [     ]  [     ]  [     ]
           $125,000-$150,000  [     ]  [     ]  [     ]  [     ]
           $150,000-$200,000  [     ]  [     ]  [     ]  [     ]
           $200,000-$225,000  [     ]  [     ]  [     ]  [     ]
           $225,000-$250,000  [     ]  [     ]  [     ]  [     ]
           $250,000-$300,000  [     ]  [     ]  [     ]  [     ]
           $300,000-over      [     ]  [     ]  [     ]  [     ]

      10. Please provide the approximate percentage of your current income by source:


                                 Salary                   _______%
                                 Bonus and Commissions    _______%
                                 Dividends and Interest   _______%
                                 Real Estate Income       _______%
                                 Other Income             _______%
                                                             100%

      11. Please provide the following information about securities held.

     Securities (Stocks and Bonds)

Number of Shares or         Name of                          Market     Amount(1)
Bonds                       Security             Cost         Value     Unpaid
    ___________       ____________________      $_____       $_____    $________

    ___________       ____________________       _____        _____     ________

    ___________       ____________________       _____        _____     ________

    ___________       ____________________       _____        _____     ________

    ___________       ____________________       _____        _____     ________

    ___________       ____________________       _____        _____     ________

                                                     Total   $_____    $________

                                        Less Amount Unpaid  ($_____ )

                              Net Investment in Securities      $


-----------------------
(1) That portion of the securities' cost which has not been paid; e.g., if 100 shares were purchased at $10 cost on a 40% margin, $400 is the amount unpaid.

\
                                     - 9 -






     Real Estate (excluding home)

  Description                   Cost and Year
  and Location    Title Holder    Purchased    Market Value   Mortgage   Mortgage Holder
________________     ______       ________       $_____      $_______       ________

________________     ______       ________        _____       _______       ________

________________     ______       ________        _____       _______       ________

________________     ______       ________        _____       _______       ________

________________     ______       ________        _____       _______       ________

________________     ______       ________        _____       _______       ________

                                        Total    $_____      $__________________

                               Less Mortgages   ($_____)

                               Less Mortgages   ($_____)

                Net Investment in Real Estate    $
                                                 =

     Notes Payable by the undersigned (including obligations in connection with tax sheltered investments).


                                Date Due                     Amount Due
                      (including due dates of any   (including amounts of any
   Holder of Note     installment payments)         installment payments)
____________________  ____________________          $___________________
____________________  ____________________          ___________________
____________________  ____________________          ___________________
____________________  ____________________          ___________________
____________________  ____________________          ___________________
____________________  ____________________          ___________________
                                            Total:  $___________________

Other than those encumbrances indicated in the balance sheet below and supporting schedules, have you pledged, assigned, hypothecated, mortgaged, or transferred as collateral or otherwise, any assets?

Yes  [     ] No [     ]

If yes, please provide details:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________

      12. The following information must be fully completed. Please provide the following information (if married couples are the investors include assets and liabilities of both):

                Date of Balance Sheet:___________________________________


              ASSETS                                LIABILITIES
Cash on Hand and in                 Notes Payable to
Banks:                 $__________  Banks-Secured:                 ____________
Net Investment in                   Notes Payable to
Securities:            __________   Banks-Unsecured:               ____________
Investment in Own
Company at Fair
Market Value:          __________   Notes Payable to Others:       ____________
Pension and Profit
Sharing (vested
portion)               __________   Other Current Liabilities:     ____________
                                    Home Mortgage Payable
Net Investment in                   (Original Mortgage Balance:
Real Estate:           __________   $_______)                      ____________
Market Value of Home
(Original Cost of
Home plus cost of
improvements):         __________   Other Long-Term Liabilities:   ____________
Personal Property:     __________              TOTAL LIABILITIES:  $___________
                                    TOTAL WORTH:
Cash Value in Life                  (Total Assets minus Total
Insurance:             __________   Liabilities):                  $___________
Accounts and Notes
Receivable:            __________
Other Assets:          __________
         TOTAL ASSETS  $__________

      13. Are there any significant contingent liabilities (e.g., guarantees, pending law suits) for which you may be obligated? Yes _________ No __________ If yes, please indicate type and amount.


      14. Have you ever been subject to bankruptcy, reorganization or debt restructuring? Yes _________ No __________ If yes, please provide complete details.

     IN WITNESS WHEREOF, I have executed this Investor Questionnaire this _______ day of ____________, 199___ and declare that it is truthful and correct.

(Check One)


 _______    Individually            ___________________________
                                    Signature of Prospective Investor
            Joint tenants with
 _______    right of survivorship
            Tenants in common       ___________________________
 _______                            PRINT Investor Name

 _______    In partnership*

            As custodian, Trustee
            or agent for
 _______    _____________**         ___________________________
                                    Title, if corporation or trust
 _______    Corporation***
                                    _________________________
                                    Signature of Prospective Co-Investor

                                    __________________________
                                    PRINT Co-Investor Name

                                    __________________________
                                    Title, if corporation or trust

* If a partnership, please include a copy of partnership agreement and certificate authorizing investment.

** If a custodian, trustee or agent, please include trust, agency or other agreement and certificate authorizing investment.

*** If a corporation, please include certified corporate resolution or other document authorizing investment, certificate of incumbency of officers and certified or audited financial statements for the preceding three fiscal years.